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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 17, 2007

                       COMMISSION FILE NUMBER: 001-15933

                              BLUE VALLEY BAN CORP
             (Exact name of registrant as specified in its charter)

                  KANSAS                                      48-1070996
     (State or other jurisdiction of                       (I.R.S. Employer
      incorporation or organization)                     Identification No.)

               11935 RILEY
          OVERLAND PARK, KANSAS                               66225-6128
 (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (913) 338-1000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (12 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

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ITEMS 2.02 AND 7.01 REGULATION FD DISCLOSURE AND RESULTS OF OPERATION AND
  FINANCIAL CONDITION

       The Registrant's press release dated January 17, 2007, announcing financial results for its fiscal fourth quarter and annual periods ending December 31, 2006 is attached hereto as Exhibit 99.1, and is incorporated herein by reference.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       (c) EXHIBITS

           99.1 Press Release Dated January 17, 2007.






                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             BLUE VALLEY BAN CORP


         Date:  January 17, 2007                 By:  /s/  Mark A. Fortino
                                                      --------------------------
                                                         Mark A. Fortino,
                                                         Chief Financial Officer